                                                                    EXHIBIT 3.13

                           ARTICLES OF INCORPORATION
                           OF IBICO INC., AS AMENDED

STATE OF ILLINOIS, COOK COUNTY

To JOHN W. LEWIS, Secretary of State:

The undersigned

Name                 Number        Street         Address/City    State
----                 ------        ------         ------------    -----
J.J. Murphy          208 South LaSalle Street, Chicago, Illinois  60604
A. P. Polizzi        208 South LaSalle Street, Chicago, Illinois  60604
R. D. Runo           208 South LaSalle Street, Chicago, Illinois  60604

being on one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                  ARTICLE ONE

The name of the corporation hereby incorporated is: IBICO INC.

                                  ARTICLE TWO

The address of its initial registered office in the State of Illinois is: 208 South LaSalle Street, in the City of Chicago (Zip Code (60604)) County of Cook and the name of its initial Registered Agent at said address is: CT Corporation System.

                                 ARTICLE THREE

The duration of the corporation is: perpetual.

                                  ARTICLE FOUR

The purpose or purposes for which the corporation in organized are:

To do a general mercantile and manufacturing business and to do anything and everything incidental thereto.

To sell plastic bindings and equipment, calculators, and typewriters, and to provide services in relation thereto; to sell watches and to provide repair services and general services in relation thereto.

                                  ARTICLE FIVE

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 100,000 divided into one class. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value are as follows:

                          Series          Number of        Par value per share or statement that shares
        Class            (If any)          Shares                    are without par value
       Common                --            100,000                       $1.00


PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are: None

                                  ARTICLE SIX

The Class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

       Class of shares      Number of shares      Total consideration to be
                                                      received therefor:
        Common                     10,000                $10,000.00


                                 ARTICLE SEVEN

The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

                                 ARTICLE EIGHT

The number of directors to be elected at the first meeting of the shareholders is: three (3)

                                  ARTICLE NINE

PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $___________________

PARAGRAPH 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $________________

PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $_______________

PARAGRAPH 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $_________________________

Note: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in Article Nine need not be stated. THE INCORPORATORS ELECT TO PAY THE INITIAL FRANCHISE TAX ON THE BASIS OF THE ENTIRE STATED CAPITAL AND PAID-IN SURPLUS.

                                  ARTICLE TEN

              The power to amend shall be in the shareholders at annual or special meeting of the shareholders, and in addition thereto the by-laws may be amended by the board of directors in accordance with the special notice as provided in the by-laws.

/s/  J.J. MURPHY
------------------------------
J. J. Murphy, Incorporator

/s/ A. P. POLIZZI
------------------------------
A. P. Polizzi, Incorporator

/s/ R. D. RUNO
------------------------------
R. D. Runo, Incorporator

                            OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS
Cook County  } SS.

              I, Howard L. Rosenberg, a Notary Public, do hereby certify that on the 15th day of May, 1975 J.J. Murphy, A.P. Polizzi and R. D. Runo personally appeared before me and being first duly sworn by me acknowledged the signing of the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

              IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year written.

                                           /s/ HOWARD L. ROSENBERG
                                           ------------------------------
(NOTARIAL SEAL)                            Notary Public
                                           Howard L. Rosenberg

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                                     IBICO

To ALAN J. DIXON
Secretary of State
Springfield, Illinois

       The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

              ARTICLE FIRST:  The name of the corporation is: IBICO INC.

              ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

              RESOLVED, that the Articles of Incorporation be amended so as to increase the authorized issuance of common shares to 300,000, with a par value of $1.00; and

              BE IT FURTHER RESOLVED, that ARTICLE FIVE of the Articles of Incorporation be amended and changed so as to read as follows;

                                  ARTICLE FIVE

Paragraph 1. The aggregate number of shares which the corporation is authorized to issue is 300,000 divided into one class. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value are as follows:

               Series       Number of      Par Value per share or statement that
Class          (If any)      Shares        shares are without value
---------    ----------     --------       -------------------------------------
Common          --          300,000                          $1.00

ARTICLE THIRD: The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 100,000; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments and the designation of each such class were as follows:
[BLANK]

Note: On the date of adoption of the amendment an additional no shares were held in treasury and not entitled to vote.

ARTICLE FOURTH: The number of shares voted for said amendment or amendments was 100,000; and the number of shares voted against said amendment or amendments was
0. The number of shares or each class entitled to vote as a class voted for and against said amendments or amendments, respectively, was:

       CLASS                NUMBER OF SHARES VOTED
       Common               FOR            AGAINST
                            100,000          None

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its President, and its corporate seal to be hereto affixed, attested by its Secretary, this 22nd day of January, 1980.

                                                  IBICO INC.


                                                  By /s/ THEO WOLFENSBERGER
                                                     ---------------------------
       (CORPORATE SEAL)                           Its President




STATE OF       ILLINOIS
         ------------------- SS.
COUNTY OF      COOK
         -------------------


       I, Patricia A. Malinowski, a Notary Public, do hereby certify that on the 22nd day of January, 1980, Theo Wolfensberger personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                   /s/ PATRICIA A. MALINOWSKI
                                   ------------------------------
                                   Notary Public

(NOTARIAL SEAL)

                                  * * * * * *

                             ARTICLES OF AMENDMENT

Pursuant to the provision of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE   The name of the corporation is Ibico Inc.  .

ARTICLE TWO   The following amendment of the Articles of Incorporation was adopted on March 21, 1991 in the manner of indicated below.

              By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                   Resolution

                         INCREASE IN AUTHORIZED SHARES;
             AMENDMENT TO ARTICLE FIVE OF ARTICLES OF INCORPORATION

              RESOLVED, that the number of shares which the corporation is authorized to issue is hereby increased from 300,000 to 3,000,000, all of which shall be common shares at $1 par value each.

              FURTHER RESOLVED, that Article Five of the Articles of Incorporation be deleted in its entirety and in lieu thereof said article shall read as follows:

                                  ARTICLE FIVE

Paragraph 1.  The aggregate number of shares which the corporation is authorized to issue is 3,000,000. The designation of each class and the number of shares of each class and the par value, if any, of the shares of each class, or a statement that the shares of each class are without par value are as follows:

Class         No. of Shares        Par Value Per Share
-----         -------------        -------------------
Common         3,000,000                $1.00

Paragraph 2.  The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are: None.

ARTICLE THREE      The manner in which any exchange, reclassification or
                   cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: No Change

ARTICLE FOUR       (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the term Stated Capital and Paid in surplus and is equal to the total of these accounts) in as follows: No Change

                   (b) The amount of paid-in capital (Paid in Capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: No Change

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.


Dated March 29, 1991                       Ibico  Inc.


attested by /s/ MARSHAL I. McMAHON, JR.    /s/ RICHARD O. DILL
            --------------------------     ---------------------------------
(Signature of Secretary or                 (Signature of President or Vice
Assistant Secretary)                       President)
   Marshal I. McMahon, Jr.                 Richard O. Dill


                                  * * * * * *

                             ARTICLES OF AMENDMENT

1.     CORPORATE NAME: Ibico Inc.

2.     MANNER OF ADOPTION:

       The following amendment of the Articles of Incorporation was adopted on June 7, 1994 in the manner indicated below.

       By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                   Resolution

                         INCREASE IN AUTHORIZED SHARES
             AMENDMENT TO ARTICLE FIVE OF ARTICLES OF INCORPORATION

              RESOLVED, that the number of shares which the corporation is authorized to issue is hereby increased from 3,000,000 to 10,000,000, all of which shall be common shares at $1 par value each.

              FURTHER RESOLVED, that Article Five of the Articles of Incorporation be deleted in its entirety and in lieu thereof said article shall read as follows:

                                  ARTICLE FIVE

Paragraph 1.  The aggregate number of shares which the corporation is authorized to issue is 10,000,000. The designation of each class and the number of shares of each class and the par value, if any, of the shares of each class, or a statement that the shares of each class are without par value are as follows:

       Class         No. of Shares         Par Value Per Share
       -----         -------------         -------------------
       Common          10,00,000                 $1.00

Paragraph 2.  The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are: None.

3. The manner in which any exchange, reclassification of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares if that class, provided for or effected by this amendment, is as follows: No Change

4. (a) manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these account) is as follows: No Change

       (b) The amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: No Change

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affairs, under penalties or perjury, that the facts stated herein are true.


Dated June 13, 1994                        Ibico  Inc.


attested by /s/ MARSHAL I. McMAHON, JR.    /s/ RICHARD O. DILL
            ----------------------------   ------------------------------------
(Signature of Secretary or                 (Signature of President or Vice
Assistant Secretary)                       President)
       Marshal I. McMahon, Jr.                    Richard O. Dill